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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 5, 2006

                               ENDWAVE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                000-31635                              95-4333817
          (Commission File No.)             (IRS Employer Identification No.)

                               776 Palomar Avenue
                           Sunnyvale, California 94085
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (408) 522-3100

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 5, 2006, Endwave Corporation ("Endwave") issued a press release reporting the preliminary financial results for the fourth quarter ended December 31, 2005. A copy of this press release is attached to this Report as exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits:

EXHIBIT NO.   EXHIBIT TITLE
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99.1          Press Release issued January 5, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENDWAVE CORPORATION


Dated: January 5, 2006                      By:    /s/ Julianne M. Biagini
                                                   ----------------------------
                                                   Julianne M. Biagini
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release issued January 5, 2006.